American Century Mutual Funds, Inc. Prospectus Supplement
Veedot® Fund
Supplement dated March 21, 2016 ■ Prospectus dated March 1, 2016

The following replaces the Portfolio Managers section on page 4 of the prospectus:
Portfolio Managers
Donald K. Owen, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2008.
Stephen Pool, Portfolio Manager, has been a member of the team that manages the fund since 2002.

The following replaces The Fund Management Team section on page 8 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Donald K. Owen
Mr. Owen, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2002, became a lead quantitative researcher in 2008 and a portfolio manager in 2016. He has a bachelor’s degree in electrical engineering from California State University, Long Beach and an MS in electrical engineering from the University of Southern California.
Stephen Pool
Mr. Pool, Portfolio Manager, has been a member of the team that manages the fund since 2002. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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